                                                                    EXHIBIT 10.1
REVISED-APPENDIX A

                           RESTRICTED STOCK UNIT AWARD
                                GLENN H. EPSTEIN
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

---------------------------------- ------------------------- ---------------------------- ----------------------------
622,500 Restricted Units              217,875 Threshold      498,000 Intermediate               622,500 Stretch
---------------------------------- ------------------------- ---------------------------- ----------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------



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III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

 Year 3 allocation               EPS Growth          Share Alloc          x vesting         Shares earned
 -----------------               ----------
$1.36 - $1.45                     8%-10.4%       217,875                             15%  32,681

$1.46 - $1.63                   10.5%-14.9%      498,000                             15%  74,700

$1.64 +                             15%          622,500                             15%  93,375

Year 4 allocation                EPS Growth          Share Alloc          x vesting         Shares earned
-----------------                ----------

$1.47 - $1.60                     8%-10.4%       217,875                             20%  43,575

$1.61 - $1.88                   10.5%-14.9%      498,000                             20%  99,600

$1.89                               15%          622,500                             20%  124,500

Year 5 Allocation                                                                           Shares earned
-----------------

$1.59                             8.0-8.1%       217,875                            100%  217,875

$1.60                               8.2%         232,618                            100%  232,618

$1.61                               8.3%         247,362                            100%  247,362

$1.62                             8.5-8.5%       262,105                            100%  262,105

$1.63                               8.6%         276,849                            100%  276,849

$1.64                               8.7%         291,592                            100%  291,592

$1.65                             8.8-8.9%       306,336                            100%  306,336

$1.66                               9.0%         321,079                            100%  321,079

$1.67                               9.1%         335,822                            100%  335,822

$1.68                             9.2-9.3%       350,566                            100%  350,566

Year 5 Allocation                                                                         Shares earned
$1.69                               9.4%         365,309                            100%  365,309

$1.70                               9.5%         380,053                            100%  380,053

$1.71                               9.6%         394,796                            100%  394,796

$1.72                             9.7-9.8%       409,539                            100%  409,539

$1.73                               9.9%         424,283                            100%  424,283

$1.74                              10.0%         439,026                            100%  439,026

$1.75                              10.1%         453,770                            100%  453,770

$1.76                              10.2%         468,513                            100%  468,513

$1.77                            10.3-10.4%      483,257                            100%  483,257

$1.78                              10.5%         498,000                            100%  498,000

$1.79                              10.6%         501,192                            100%  501,192

$1.80                            10.7-10.8%      504,385                            100%  504,385

$1.81                              10.9%         507,577                            100%  507,577

$1.82                              11.0%         510,769                            100%  510,769

$1.83                              11.1%         513,962                            100%  513,962

$1.84                            11.2-11.3%      517,154                            100%  517,154

$1.85                              11.4%         520,346                            100%  520,346

$1.86                              11.5%         523,538                            100%  523,538

$1.87                              11.6%         526,731                            100%  526,731

$1.88                              11.7%         529,923                            100%  529,923

$1.89                            11.8-11.9%      533,115                            100%  533,115

$1.90                              12.0%         536,308                            100%  536,308

Year 5 Allocation                                                                         Shares earned
$1.91                              12.1%         539,500                            100%  539,500

$1.92                              12.2%         542,692                            100%  542,692

$1.93                              12.3%         545,885                            100%  545,885

$1.94                              12.4%         549,077                            100%  549,077

$1.95                            12.5-12.6%      552,269                            100%  552,269

$1.96                              12.7%         555,462                            100%  555,462

$1.97                              12.8%         558,654                            100%  558,654

$1.98                              12.9%         561,846                            100%  561,846

$1.99                              13.0%         565,038                            100%  565,038

$2.00                              13.1%         568,231                            100%  568,231

$2.01                              13.2%         571,423                            100%  571,423

$2.02                              13.3%         574,615                            100%  574,615

$2.03                            13.4-13.5%      577,808                            100%  577,808

$2.04                              13.6%         581,000                            100%  581,000

$2.05                              13.7%         584,192                            100%  584,192

$2.06                              13.8%         587,385                            100%  587,385

$2.07                              13.9%         590,577                            100%  590,577

$2.08                              14.0%         593,769                            100%  593,769

$2.09                              14.1%         593,769                            100%  593,769

$2.10                              14.2%         593,769                            100%  593,769

$2.11                              14.3%         593,769                            100%  593,769

$2.12                              14.4%         593,769                            100%  593,769

Year 5 Allocation                                                                         Shares earned
$2.13                            14.5-14.6%      593,769                            100%  593,769

$2.14                              14.7%         593,769                            100%  593,769

$2.15                              14.8%         593,769                            100%  593,769

$2.16                              14.9%         593,769                            100%  593,769

$2.17                              15.0%         622,500                            100%  622,500

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)


In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.